File pursuant to Rule 497(a)

File No. 333-176182

FOR IMMEDIATE RELEASE MARCH 01, 2012 VII PEAKS-KBR ANNOUNCES LAUNCH OF BUSINESS DEVELOPMENT COMPANY (BDC) VII PEAKS-KBR’S BDC TO EMPLOY CO-OPTIVIST STRATEGY San Francisco, CA – March 01, 2012 – San Francisco based VII Peaks-KBR, LLC, a joint venture partnership of VII Peaks Capital, LLC and an affiliate of KBR Capital Partners, Inc., has announced that VII Peaks-KBR Co-Optivist Income BDC II, Inc. has been declared effective by the SEC. VII Peaks-KBR Co-OptivistTM Income BDC II, Inc. is a publicly registered non-traded business development company (BDC) that intends to primarily invest in discounted traded corporate debt securities of public and private companies that have solid business fundamentals and business prospects, including historical revenue growth, positive cash flow and sufficient asset coverage, but also a perceived risk of near term liquidity issues based on their maturing debt. The BDC anticipates providing distributions to investors from the coupons of discounted corporate bonds, while actively working with the target company’s management to restructure the underlying debt to generate potential event-driven upside. The BDC will employ the VII Peaks Capital proprietary Co-OptivistTM (“cooperative activism”) approach in executing the investment strategy. The BDC intends to utilize this strategy to acquire principal positions in corporate debt of target companies with the goal of restructuring the underlying debt to de-lever the balance sheets and improve the overall liquidity of the target companies. The Co-Optivist approach includes proactively engaging the target company’s management team on average 24 months prior to a redemption event. The BDC will seek to raise up to $750 million in capital with the issuance of common stock through a best efforts, continuous public offering with KBR Capital Markets, LLC, member FINRA/SIPC, serving as the managing dealer. “The VII Peaks-KBR funds have been well received by the investment community and we are excited to have now launched the VII Peaks-KBR BDC that has been so highly anticipated. We have seen firsthand that the industry is looking for products that provide innovation, collaboration, diligence, an alignment of interests, and opportunity. These are traits that are core to KBR and VII Peaks, and we believe that this BDC provides an excellent allocation option for advisors and their investors”, said Vinay Kumar, Managing Partner of KBR Capital Partners. “The Co-OptivistTM approach, though our BDC, provides qualified investors with access to a proprietary strategy that is not available to the general marketplace“, added Gurpreet Chandhoke, Managing Partner and Chief Investment Officer of VII Peaks Capital. “We anticipate providing stable income from bond coupons, as well as upside through the accelerated de-levering of the target company’s balance sheet. This is a combination of income and upside that we believe is unique and can be a strong alternative or fixed income diversification tool”. “Business development companies are garnering a lot of attention right now, as they provide the low correlation benefits of a non-traded structure, while also providing desired attributes such as access to corporate debt or equity investments, asset valuations no less than quarterly, a portfolio diversification tool”, said Daniel Oschin, Managing Director of KBR Capital Partners and President of the Board of REISA, a leading alternative investments association, “We believe that VII Peaks-KBR’s BDC is an innovative program that is on the forefront of the investment features and structures that the industry is asking for.” ---more--- 255 Shoreline Drive, Suite 428 | Redwood City, CA 94065 | 877-7000-KBR | info@viipeaks-kbr.com | viipeaks-kbr.com

About KBR Capital Partners KBR Capital Partners is an innovative alternative investments firm that employs a collaborative joint venture, institutional, multi-manager strategy to diligently deliver a diversified and distinctive array of low-correlated dividend-based investment opportunities to individual investors. KBR’s principals have history of investing in a range of asset types and industries, and managing both institutional and private equity investments during various market conditions. About VII Peaks Capital VII Peaks Capital is an investment management firm that currently serves as a sub-advisor to a number of separate managed accounts managed by large global financial institutions. The Principals of VII Peaks have experience in underwriting and issuing debt products that include high-yield, bank debt and convertible debt and have acted as financial advisers to private equity funds, venture capital firms and corporations in mergers and acquisitions, recapitalization and corporate finance transactions, and have served as principal investors in private equity and leveraged buyout transactions. A registration statement relating to the common stock of VII Peaks-KBR Co-Optivist Income BDC II, Inc. (VKBDCII) was filed with and has been declared effective by the Securities and Exchange Commission. These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor have they passed upon the accuracy or adequacy of the prospectus. The offering of VKBDCII’s common stock is being made solely by means of a written prospectus forming part of the effective registration statement. The prospectus, which is available at http://www.sec.gov or may be obtained by calling 1-877-700-0527, contains additional information about VKBDCII. The prospectus should be read carefully by an investor before investing. Investors are advised to consider the investment objective, risks, charges and expenses of VKBDCII carefully before investing. Available only in states where registration is effective. This press release is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted. Past performance may not be indicative of future results. Securities offered through KBR Capital Markets, LLC, member FINRA/SIPC. 255 Shoreline Drive, Suite 428, Redwood City, CA 94065. 877-700-0527. For information contact: 877-7000-KBR (527) www.viipeaks-kbr.com or www.kbrcp.com ### 255 Shoreline Drive, Suite 428 | Redwood City, CA 94065 | 877-7000-KBR | info@viipeaks-kbr.com | viipeaks-kbr.com